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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 9, 2002

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                                    ICO, INC.
             (Exact name of registrant as specified in its charter)

          TEXAS
     (State or other               0-10068                  76-0566682
       jurisdiction            (Commission File          (I.R.S. Employer
    of incorporation)              Number)             Identification No.)


                              5333 WESTHEIMER ROAD
                                   SUITE 600
                              HOUSTON, TEXAS 77056
             (Address of principal executive offices and zip code)

                                 (713) 351-4100
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

      On September 9, 2002, ICO, Inc. (the "Company") announced that it had completed the previously announced sale of substantially all of its oilfield services business to Varco International, Inc. In connection with the consummation of the sale, the Company amended its revolving credit facility with Congress Financial Corporation (Southwest). A copy of the credit facility amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K. A copy of the press release is also attached to this Current Report as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits

      Exhibit        Description

      10.1 Amendment No. 1, dated September 5, 2002, to Loan and Security Agreement dated April 9, 2002, by and among ICO Worldwide, Inc., Wedco, Inc. and Bayshore Industrial, Inc., as Borrowers, and ICO Inc., ICO Polymers, Inc., Wedco Technology, Inc., Wedco Petrochemicals, Inc. and ICO Technology, Inc., as Guarantors, and ICO P&O, Inc. and ICO Global Services, and Congress Financial Corporation (Southwest), as Lender.

      99.1           Press Release dated September 9, 2002.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ICO, INC.


Date: September 9, 2002             By:    /s/ Jon C. Biro
                                    -----------------------------------
                                    Name:  Jon C. Biro
                                    Title: Chief Financial Officer and
                                           Treasurer
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                                  EXHIBIT INDEX

Exhibit     Description

10.1 Amendment No. 1, dated September 5, 2002, to Loan and Security Agreement dated April 9, 2002, by and among ICO Worldwide, Inc., Wedco, Inc. and Bayshore Industrial, Inc., as Borrowers, and ICO Inc., ICO Polymers, Inc., Wedco Technology, Inc., Wedco Petrochemicals, Inc. and ICO Technology, Inc., as Guarantors, and ICO P&O, Inc. and ICO Global Services, and Congress Financial Corporation (Southwest), as Lender.

99.1        Press Release dated September 9, 2002.